SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 4, 2004

Encore Capital Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer (Identification No.)

5775 Roscoe Court San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)        Exhibits:

10.1	Multi-Tenant Office Lease dated as of April 8, 2004 by and between LBA Realty Fund-Holding Co. I, LLC and Midland Credit Management, Inc. (the "Midland Lease").

10.2	Lease Guaranty by Encore Capital Group, Inc. in favor of LBA Realty Fund-Holding Co. I, LLC in connection with the Midland Lease.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 4, 2004	ENCORE CAPITAL GROUP, INC. By /s/ Barry R. Barkley —————————————— Barry R. Barkley Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

10.1	Multi-Tenant Office Lease dated as of April 8, 2004 by and between LBA Realty Fund-Holding Co. I, LLC and Midland Credit Management, Inc. (the "Midland Lease").

10.2	Lease Guaranty by Encore Capital Group, Inc. in favor of LBA Realty Fund-Holding Co. I, LLC in connection with the Midland Lease.